UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 17, 2004

Mercury Air Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7134	11-1800515

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

5456 McConnell Avenue, Los Angeles, California (Address of principal executive offices)		90066 (Zip Code)

Registrant’s telephone number, including area code	(310) 827-2737

Not Applicable

(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit
Number

99.1	Press Release of Mercury Air Group, Inc., dated February 17, 2004.

Item 12. Disclosure of Results of Operations and Financial Condition.

     February 17, 2004 Mercury Air Group, Inc., ( the “Company”) issued a press release announcing among other things, its financial results for the three- and six-month periods ended December 31, 2003. The press release is incorporated herein to this Form 8-K by reference and a copy of this press release is attached hereto as Exhibit 99.1.

     The information contained in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCURY AIR GROUP, INC.

(Registrant)

Date February 20, 2004	/S/ Robert Schlax

Robert Schlax
Vice President of Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

99.1	Press Release of Mercury Air Group, Inc., dated February 17, 2004.